EXHIBIT 32.0


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bizcom U.S.A., Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hanan Klein, Chief Executive Officer, President, Principal Executive, Financial and Accounting Officer, Secretary and Chairman of the Board of Directors, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2005

                                             /s/ Hanan Klein
                                             -----------------------------------
                                             Hanan Klein
                                             Chief Executive Officer, President,
                                             Principal Executive, Financial and
                                             Accounting Officer, Secretary and
                                             Chairman of the Board of Directors